UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     August 4, 2010

ThermoEnergy Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-46104-FW	71-0659511
(Commission File Number)	(IRS Employer Identification No.)

124 West Capitol Avenue, Suite 880, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-6477
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 1 to our Current Report on Form 8-K (originally filed on August 9, 2010) to correct a typographical error in the description of the warrant issued to McNamee Lawrence Securities, LLC in the last paragraph of Item 3.02.

Item 1.01  —  Entry into a Material Definitive Agreement.

On August 9, 2010, we entered into a Securities Purchase Agreement with the following investors, all of which are affiliates of Security Investors, LLC:  Security Equity Fund, Mid Cap Value Fund;  SBL Fund, Series V (Mid Cap Value);  Security Equity Fund, Mid Cap Value Institutional Fund;  SBL Fund, Series Q (Small Cap Value); and  Security Equity Fund, Small Cap Value Fund (collectively, the “Investors”).  Pursuant to the Securities Purchase Agreement, we agreed to issue to the Investors, and the Investors agreed to purchase from us, an aggregate of 2,083,334 shares of our Series B Convertible Preferred Stock, par value $0.01 per share (the “Preferred Shares”), and Common Stock Purchase Warrants (the “Warrants”) entitling the holders to purchase up to an aggregate of 33,333,344 shares of our Common Stock.

As reported in Item 3.02, below, on August 9, 2010, we issued and sold the Preferred Shares and the Warrants to the Investors, pursuant to the Securities Purchase Agreement in consideration of cash payments in the aggregate amount of $5,000,001.60.

In the Securities Purchase Agreement, we agreed to prepare and file with the Securities and Exchange Commission a registration statement to register the shares of our Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants for resale by the Investors under the Securities Act of 1933.  The registration rights provisions of the Securities Purchase Agreement contain conventional terms including indemnification and contribution undertakings.

The Securities Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description is qualified in its entirety by reference to such Exhibit.

Item 3.02  —  Unregistered Sales of Equity Securities.

Pursuant to the Securities Purchase Agreement reported in Item 1.01 above, at a closing on August 9, 2010, we issued and sold to the each of the following Investors the number of shares of our Series B Convertible Preferred Stock, par value $0.01 per share, set forth opposite its name under the heading “Series B Shares” below and Warrants for the purchase of the number of shares of our Common Stock set forth opposite its name under the heading “Warrant Shares” below, in consideration of cash payments in the amounts set forth opposite the names of the Investors below under the heading “Purchase Price”:

Investor	Purchase Price	Series B Shares	Warrant Shares
Security Equity Fund, Mid Cap Value Fund	$2,060,001.60	858,334 shares	13,733,344 shares
SBL Fund, Series V (Mid Cap Value)	$739,999.20	308,333 shares	4,933,328 shares
Security Equity Fund, Mid Cap Value Institutional Fund	$1,905,000.00	793,750 shares	12,700,000 shares
SBL Fund, Series Q (Small Cap Value)	$280,000.80	116,667 shares	1,866,672 shares
Security Equity Fund, Small Cap Value Fund	$15,000.00	6,250 shares	100,000 shares
Total	$5,000,001.60	2,083,334 shares	33,333,344 shares

As described more fully in Item 5.03 below, each share of our Series B Convertible Preferred Stock is convertible, at any time at the option of the holder thereof, into ten shares of our Common Stock, par value $0.001 per share, resulting in an effective purchase price of $0.24 per share of our Common Stock.

The Warrants entitle the holders thereof to purchase, at a purchase price of $0.30 per share (subject to adjustment for certain extraordinary corporate events as set forth in the Warrants, the “Exercise Price”) that number of shares of our Common Stock determined in each case by dividing (i) 200% of the aggregate cash consideration paid by the holder for the shares of our Series B Convertible Preferred Stock by (ii) the Exercise Price.

The Warrants may be exercised at any time on or before August 10, 2015, subject to our right to accelerate the expiration date in the event the closing price for our Common Stock exceeds 200% of the closing price on August 9, 2010 for a period of 30 consecutive trading days.

The Warrants contains other conventional terms, including provisions for cashless exercise and for adjustment in the Exercise Price and/or the securities issuable upon exercise in the event of certain specified extraordinary corporate events, such as stock splits, combinations, and stock dividends.

The form of Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K and the foregoing description of the Warrants is qualified in its entirety by reference to such Exhibit.

In the Securities Purchase Agreement, each Investor represented to us that it is an “accredited investor” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933) and that it was acquiring the shares of our Series B Convertible Preferred Stock and the Warrant for its own account, for investment purposes, and without a view toward distribution or resale of such securities.  The shares of our Series B Convertible Preferred Stock and the Warrants were issued to the Investors in a transaction not involving a public offering and without registration under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 4(2) of such Act and Regulation D promulgated thereunder.

McNamee Lawrence Securities, LLC, a registered broker-dealer, acted as our placement agent and adviser in connection with our offering of the shares of our Series B Convertible Preferred Stock and the Warrants.  We have agreed to pay McNamee Lawrence Securities, LLC a fee of $300,000 (representing 6% of the aggregate purchase price paid by the Investors for the shares of our Series B Convertible Preferred Stock and the Warrants) and to issue to McNamee Lawrence Securities, LLC a warrant for the purchase, at an exercise price of $0.01 per share, of 41,667 shares of Series B Preferred Stock.

Item 5.03  —  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2010, our Board of Directors, acting pursuant to authority expressly granted in our Certificate of Incorporation, increased from 4,371,287 shares to 6,454,621 shares the number of shares of our Preferred Stock, par value $0.01 per share, designated as “Series B Convertible Preferred Stock.”  The Certificate of Increase effecting such increase was filed with the Secretary of State of the State of Delaware on August 4, 2010 and constitutes an amendment to our Certificate of Incorporation.  The powers, preferences and rights of our Series B Convertible Preferred Stock are described in detail in  Item 5.03 our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2009.

Also on August 4, 2010, we filed with the Secretary of State of the State of Delaware a Certificate of Correction making clear that certain distributions to the holders of our Series B Convertible Preferred Stock and the holders of our Common Stock upon liquidation shall be determined on the basis of the number of shares of Common Stock into which the outstanding shares of Series B Convertible Preferred Stock are then convertible.  The Certificate of Correction constitutes an amendment to our Certificate of Incorporation.

Our Certificate of Incorporation, including the Certificate of Increase and the Certificate of Correction filed with the Secretary of State of the State of Delaware on August 4, 2010, is filed as Exhibit 3(i) to this Current Report on Form 8-K.  The foregoing descriptions of the amendments to our Certificate of Incorporation are qualified in their entirety by reference to such Exhibit.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

3(i)	Certificate of Incorporation of ThermoEnergy Corporation, as amended through August 4, 2010 - Previously filed

4.1
Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of August 9, 2010 by and among ThermoEnergy Corporation and the Investors named therein - Previously filed

10.1	Securities Purchase Agreement dated as of August 9, 2010 by and among ThermoEnergy Corporation and the Investors named therein - Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2010

THERMOENERGY CORPORATION
(Registrant)

By:	/s/ Teodor Klowan, Jr.
Name:	Teodor Klowan, Jr. CPA
Title:	Executive Vice President and Chief Financial Officer